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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated February 6, 1996, included in Olympic Steel, Inc.'s Form 10-K for the fiscal year ended December 31, 1996.

                                                ARTHUR ANDERSEN LLP


                                                /s/ Arthur Andersen LLP

Cleveland, Ohio
August 23, 1996